Federated Strategic Income Fund
      Class A Shares
      Class B Shares
      Class C Shares
      Class F Shares

(A portfolio of Federated Fixed Income Securities, Inc.)
--------------------------------------------------------------------------------
Supplement to Prospectus dated January 31, 2003

Under the section entitled "Who Manages the Fund?" please delete the biographies of Joseph M. Balestrino, Mark E. Durbiano, Robert M. Kowit, Roberto Sanchez-Dahl and Kathleen M. Foody-Malus in their entirety and replace with the following:


      Joseph M. Balestrino

     Joseph M. Balestrino has been the Fund's Portfolio Manager for U.S. high grade bonds and overall allocation since July 1996. He is Vice President of the Fund. In allocating the Fund's assets, Mr. Balestrino evaluates the market environment and economic outlook in each of the Fund's three major sectors. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

      Mark E. Durbiano

     Mark E. Durbiano has been the Fund's Portfolio Manager for the high yield core since April 1994. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

      Robert M. Kowit

     Robert M. Kowit has been the Fund's Portfolio Manager for the international bond and emerging markets core since November 1995. Mr. Kowit joined Federated in 1995 as a Senior Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President/Portfolio Manager of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in Finance.

      Roberto Sanchez-Dahl

     Roberto Sanchez-Dahl has been the Fund's Portfolio Manager for the international bond and emerging markets core since January 2001. Mr. Sanchez-Dahl joined Federated in December 1997 as a Senior Investment Analyst. He was promoted to Vice President of the Fund's Adviser in January 2000. Mr. Sanchez-Dahl served as an Associate covering Emerging Markets in the Credit Department at Goldman, Sachs & Co. from July 1994 through November 1997. Mr. Sanchez-Dahl is a Chartered Financial Analyst. He earned an M.B.A. from Columbia University with a concentration in Finance and International Business.


      Todd A. Abraham

     Todd A. Abraham has been the Fund's Portfolio Manager for the mortgage core since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.







                                                      March 28, 2003




Cusip 31417P502
Cusip 31417P601
Cusip 31417P700
Cusip 31417P809

28319 (3/03)